Exhibit 21.1

Subsidiaries of BFC Financial Corporation	Jurisdiction of Organization
Woodbridge Holdings, LLC	Florida
Eden Services, Inc.	Florida
BFC Securities Corporation	Florida
BankAtlantic Financial Ventures II, LLC	Florida
I.R.E. Property Analysts, Inc.	Florida
I.R.E. Energy 1981, Inc.	Florida
Southern National General Corporation	Florida
Kingsway Services Inc.	Florida
BFC Shared Services Corporation	Florida
Risk Management Services, LLC	Florida
BFC/CCC, Inc.	Florida
Stratstone Financial, LLC	Delaware
B-D2 Holdings, LLC	Florida
B-DJ Holdings, LLC	Florida
B-26 Holdings, LLC	Florida
D-2 Acquisition	Florida

Subsidiaries of BFC/CCC, Inc.
Cypress Creek 1515, Inc.	Florida
Cypress Creek Capital GP, LLC	Florida
CCC East Kennedy GP, LLC	Florida
CCC Real Estate Management, LLC	Florida
LAS Trademark, LLC	Florida

Subsidiaries of Stratstone Financial, LLC
Stratstone Advisors, LLC	Delaware
Stratstone Securities, LLC	Delaware

Subsidiaries of Woodbridge Holdings, LLC
BankAtlantic Venture Partners 1, LLC	Florida
BankAtlantic Venture Partners 2, LLC	Florida
BankAtlantic Venture Partners 3, LLC	Florida
BankAtlantic Venture Partners 4, LLC	Florida
BankAtlantic Venture Partners 7, Inc	Florida
BankAtlantic Venture Partners 8, Inc	Florida
BankAtlantic Venture Partners 9, Inc	Florida
BankAtlantic Venture Partners 10, Inc	Florida
BankAtlantic Venture Partners 14, Inc	Florida
BankAtlantic Venture Partners 15, Inc	Florida
BXG Florida, LLC	Florida
BG Program GP, LLC	Florida
BG Program Partnership, LP	Florida
Carolina Oak Homes, LLC	So. Carolina
Carolina Oak Homes Realty, LLC	So. Carolina
Core Communities, LLC	Florida
Cypress Creek Capital Holdings, LLC	Florida
Cypress Creek Holding, LLC	Delaware
Levitt Commercial, LLC	Florida
ODI Program GP Corporation	Florida

ODI Program Partnership, LLLP	Florida
PF Program Partnership, LP	Delaware
Snapper Creek Equity Management, LLC	Florida
Southern States Lending, LLC	Florida
Woodbridge Financial, LLC	Florida
PF Program GP LLC	Delaware
Woodbridge Executive Incentive Plan 1 LP	Florida
Woodbridge Fund I LLC	Florida
Woodbridge Overhead Funding LLC	Florida

Subsidiary of Levitt Commercial, LLC
Levitt Commercial Boynton Commerce Center, LLC	Florida

Subsidiaries of Core Communities, LLC
Core Commercial Group, LLC	Florida
Core Commercial Realty, LLC	Florida
Core Communities of South Carolina, LLC	So. Carolina
Horizons Acquisition 7, LLC	Florida
Lake Charles Development Company, LLC	Florida
Somerset Realty, LLC	Florida
St. Lucie Farms, LLC	Florida
Tradition Brewery, LLC	Florida
Tradition Construction, LLC	Florida
Tradition Outfitters, LLC	Florida
Tradition Title Company, LLC	Florida
Tradition Village Center, LLC	Florida
Core Development Company, LLC	Mississippi
Core Asset Advisors, LLC	Florida

Subsidiary of Core Commercial Group, LLC
The Landing Holding Company, LLC	Florida
Landing Phase II, LLC	Florida

Subsidiary of Core Commercial Realty, LLC
Tradition Realty, LLC	Florida

Subsidiary of Tradition Realty, LLC
Tradition Referral, LLC	Florida

Subsidiaries of Core Communities of South Carolina, LLC
Tradition of South Carolina Commercial Development, LLC	South Carolina
Tradition of South Carolina Construction, LLC	South Carolina
Tradition of South Carolina Commercial Development Company, LLC	South Carolina
Tradition of South Carolina Irrigation Company, LLC	South Carolina
Tradition Hilton Head Realty, LLC	South Carolina
Tradition of South Carolina Village Center, LLC	South Carolina
Tradition National Golf Club, LLC	South Carolina
Tradition Hilton Head, LLC	South Carolina

Subsidiary of The Landing Holding Company, LLC
The Landing at Tradition Development Company, LLC	Florida

Subsidiaries of BankAtlantic Bancorp, Inc.
BankAtlantic	US
BA-HD, LLC	Florida
BA-TOL, LLC	Florida

ProMotion Sports & Entertainment, LLC	Florida
BBC Capital Trust II	Delaware
BBC Capital Statutory Trust III	Connecticut
BBC Capital Statutory Trust IV	Connecticut
BBC Capital Trust V	Connecticut
BBC Capital Trust VI	Delaware
BBC Capital Statutory Trust VII	Connecticut
BBC Capital Trust VIII	Delaware
BBC Capital Trust IX	Delaware
BBC Capital Statutory Trust X	Connecticut
BBC Capital Trust XI	Delaware
BBC Capital Trust XII	Delaware
BBX Capital Trust 2007 I(A)	Delaware
BBX Capital Trust 2007 II(A)	Delaware
BankAtlantic Bancorp Partners, Inc.	Florida
Risk Services Group, LLC	Florida

Subsidiaries of BankAtlantic Bancorp, Partners Inc.
Heartwood Partners 1, LLC	Florida
Heartwood Partners 2, LLC	Florida
Heartwood Partners 3, LLC	Florida
Heartwood Partners 4, LLC	Florida

Subsidiaries of BankAtlantic
Banc Servicing Center, LLC	Florida
BankAtlantic Factors, LLC	Florida
BA Community Development Corporation	Delaware
BA Equity Ventures, LLC	Florida
BA Financial Services, LLC	Florida
BAH Corp.	Delaware
BankAtlantic Leasing Inc.	Florida
BankAtlantic Mortgage, LLC	Florida
BankAtlantic Mortgage Partners, Inc.	Florida
Fidelity Service, LLC	Florida
Fidelity Tax, LLC	Florida
Hammock Homes, LLC	Florida
FT Properties, LLC	Florida
Heartwood 2, LLC	Florida
Heartwood 3, LLC	Florida
Heartwood 4, LLC	Florida
Heartwood 7, LLC	Florida
Heartwood 11, LLC	Florida
Heartwood 13, LLC	Florida
Heartwood 14, LLC	Florida
Heartwood 16, LLC	Florida
Heartwood 18, LLC	Florida
Heartwood 19, LLC	Florida
Heartwood 20, LLC	Florida
Heartwood 21, LLC	Florida
Heartwood 22, LLC	Florida
Heartwood 23, LLC	Florida

Heartwood 24, LLC	Florida
Heartwood 30, LLC	Florida
Heartwood 31, LLC	Florida
Heartwood 32, LLC	Florida
Heartwood 33, LLC	Florida
Heartwood 34, LLC	Florida
Heartwood 35, LLC	Florida
Heartwood 36, LLC	Florida
Heartwood 37, LLC	Florida
Heartwood 38, LLC	Florida
Heartwood 39, LLC	Florida
Heartwood 40, LLC	Florida
Heartwood 41, LLC	Florida
Heartwood 42, LLC	Florida
Heartwood 43, LLC	Florida
Heartwood 44, LLC	Florida
Heartwood 45, LLC	Florida
Heartwood 46, LLC	Florida
Heartwood 47, LLC	Florida
Heartwood 48, LLC	Florida
Heartwood 49, LLC	Florida
Heartwood 50, LLC	Florida
Heartwood 51, LLC	Florida
Heartwood 52, LLC	Florida
Heartwood 53, LLC	Florida
Heartwood 54, LLC	Florida
Heartwood 55, LLC	Florida
Heartwood 56, LLC	Florida
Heartwood 57, LLC	Florida
Heartwood 58, LLC	Florida
Heartwood 59, LLC	Florida
Heartwood 60, LLC	Florida
Heartwood 61, LLC	Florida
Heartwood 62, LLC	Florida
Heartwood 63, LLC	Florida
Heartwood 64, LLC	Florida
Heartwood 65, LLC	Florida
Heartwood 66, LLC	Florida
Heartwood 67, LLC	Florida
Heartwood 68, LLC	Florida
Heartwood 69, LLC	Florida
Heartwood 70, LLC	Florida
Heartwood 71, LLC	Florida
Heartwood 72, LLC	Florida
Heartwood 73, LLC	Florida
Heartwood 74, LLC	Florida
Heartwood 75, LLC	Florida
Heartwood 76, LLC	Florida
Heartwood 77, LLC	Florida

Heartwood 78, LLC	Florida
Heartwood 79, LLC	Florida
Heartwood 80, LLC	Florida
Heartwood 81, LLC	Florida
Heartwood 82, LLC	Florida
Heartwood 83, LLC	Florida
Heartwood 84, LLC	Florida
Heartwood 85, LLC	Florida
Heartwood 86, LLC	Florida
Heartwood 87, LLC	Florida
Heartwood 88, LLC	Florida
Heartwood 90, LLC	Florida
Heartwood 91, LLC	Florida
Heartwood 91-1, LLC	Florida
Heartwood 91-2, LLC	Florida
Heartwood 91-3, LLC	Florida
Heartwood 91-4, LLC	Florida
Heartwood 92, LLC	Florida
Heartwood 93, LLC	Florida
Heartwood 94, LLC	Florida
Heartwood 95, LLC	Florida
Heartwood 96, LLC	Florida
Heartwood 97, LLC	Florida
Heartwood 98, LLC	Florida
Heartwood 99, LLC	Florida
Heartwood 100, LLC	Florida
Heartwood 101, LLC	Florida
Heartwood 102, LLC	Florida
Heartwood 103, LLC	Florida
Heartwood 104, LLC	Florida
Heartwood 105, LLC	Florida
Heartwood 106, LLC	Florida
Heartwood 107, LLC	Florida
Heartwood 108, LLC	Florida
Heartwood 109, LLC	Florida
Heartwood 110, LLC	Florida
Heartwood 111, LLC	Florida
Sunrise Atlantic, LLC	Florida
Palm River Development Co., Inc.	Florida
Palm River Realty, Inc.	Florida
Professional Valuation Services, LLC	Florida
Heartwood Holdings, Inc.	Florida
Leasing Technology, Inc.	Florida

Subsidiaries of BA Equity Ventures, LLC
BA-GR, LLC	Florida
BA-SL, LLC	Florida

Subsidiaries of Palm River Development Co., Inc.
River Club of Vero Beach, LLC	Florida

Subsidiaries of Bluegreen Corporation
BBCV Receivables-Q 2010 LLC	Delaware
BG Monaire, LLC	Delaware
Big Cedar JV Interiors, LLC	Delaware
Big Cedar Wilderness Club II condominium Association, Inc.	Missouri
Bluegreen Asset Management Corporation	Delaware
Bluegreen Beverage, LLC	Delaware
Bluegreen Communities of Georgia Realty, Inc.	Georgia
Bluegreen Communities of Georgia, LLC	Georgia
Bluegreen Communities of Texas, L.P.	Delaware
Bluegreen Communities, LLC	Delaware
Bluegreen Corporation of Tennessee	Delaware
Bluegreen Golf Clubs, Inc.	Delaware
Bluegreen Guaranty Corporation	Florida
Bluegreen Holding Corporation (Texas)	Delaware
Bluegreen Interiors LLC	Delaware
Bluegreen Louisiana, LLC	Delaware
Bluegreen Nevada, LLC	Delaware
Bluegreen New Jersey, LLC	Delaware
Bluegreen Properties N.V.	Aruba
Bluegreen Properties of Virginia, Inc.	Delaware
Bluegreen Purchasing & Design, Inc.	Florida
Bluegreen Receivables Finance Corporation III	Delaware
Bluegreen Receivables Finance Corporation IX	Delaware
Bluegreen Receivables Finance Corporation V	Delaware
Bluegreen Receivables Finance Corporation VII	Delaware
Bluegreen Receivables Finance Corporation VIII	Delaware
Bluegreen Receivables Finance Corporation X	Delaware
Bluegreen Receivables Finance Corporation XI	Delaware
Bluegreen Receivables Finance Corporation XII	Delaware
Bluegreen Resorts International, Inc.	Delaware
Bluegreen Resorts Management, Inc.	Delaware
Bluegreen Resorts of Canada, Inc.	Canada
Bluegreen Servicing LLC f/k/a Bluegreen Florida, LLC	Delaware
Bluegreen Southwest Land, Inc.	Delaware
Bluegreen Southwest One, L.P.	Delaware
Bluegreen Table Rock, LLC	Delaware
Bluegreen Timeshare Finance Corporation I	Delaware
Bluegreen Treasury Services LLC	Delaware
Bluegreen Vacations Unlimited, Inc.	Florida
Bluegreen/Big Cedar Vacations, LLC	Delaware
BRF Corporation 2007-A	Delaware
BRFC 2008-A LLC	Delaware
BRFC 2010-A LLC	Delaware
BRFC 2011-A LLC	Delaware
BRFC III Deed Corporation	Delaware
BRFC-Q 2010 LLC	Delaware
Bridges Golf Private Club, Inc.	Texas
BXG Construction, LLC	Delaware

BXG Legacy 2010 LLC	Delaware
BXG Mineral Holdings, LLC	Delaware
BXG Realty Tenn, Inc.	Tennessee
BXG Realty, Inc.	Delaware
Catawba Falls, LLC	North Carolina
Colorful Skies, LLC	Delaware
Encore Rewards, Inc.	Delaware
Family Fun Company, LLC	Delaware
Great Vacation Destinations, Inc.	Florida
Jordan Lake Preserve Corporation	North Carolina
King Oaks at College Station, LLC	Texas
King Oaks, LLC	Delaware
Lake Ridge Realty, Inc.	Texas
Leisure Capital Corporation	Vermont
Leisure Communication Network, Inc.	Delaware
Leisurepath, Inc.	Florida
Managed Assets Corporation	Delaware
Mystic Shores at Canyon Lake, LLC	Texas
New England Advertising Corporation	Vermont
Outdoor Traveler Destinations, LLC	Florida
Peachtree Real Estate Advisory Services, LLC f/k/a Lake Ridge, LLC	Delaware
Pinnacle Vacations, Inc.	Delaware
Prizzma LLC	Delaware
Resort Title Agency, Inc.	Florida
SC Holdco, LLC	Delaware
Select Connections, LLC	Delaware
Sugar Tree on The Brazos, LLC	Delaware
Texas Homesite Realty, Inc.	Texas
The Bridges Club Management, LLC	Texas
The Communities at Havenwood, LLC	Texas
The Communities at Lake Ridge, LLC	Texas
The Communities at Saddle Creek, LLC	Texas
The Communities at Sugar Tree, LLC	Texas
The Vineyard at Vintage Oaks, LLC	Texas
Travelheads, Inc.	Florida
Vintage Oaks at The Vineyard, LLC	Delaware